Exhibit 10.4

FOURTH AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Fourth Amendment to Credit Agreement," or this "Amendment") is entered into effective as of December 31, 2010, among VANGUARD NATURAL GAS, LLC, a limited liability company formed and existing under the laws of the Commonwealth of Kentucky ("Borrower"),  CITIBANK, N.A., as Administrative Agent and L/C Issuer (the "Administrative Agent"), and the Lenders party hereto.

R E C I T A L S

A.           Borrower, the financial institutions signing as Lenders, and the Administrative Agent are parties to a Second Amended and Restated Credit Agreement dated as of August 31, 2009, as amended by a First Amendment to Second Amended and Restated Credit Agreement dated as of October 14, 2009, and as amended by a Second Amendment to Second Amended and Restated Credit Agreement dated as of June 1, 2010, and as amended by a Third Amendment to Second Amended and Restated Credit Agreement dated as of November 16, 2010 (collectively, the "Original Credit Agreement").

B.           Borrower has requested certain amendments to the Original Credit Agreement to delete the requirement that ENP GP pledge the ENP General Partner Units to secure the Indebtedness.  Accordingly, the parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms.  All terms used herein which are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides.  In addition, (i) all references in the Loan Documents to the "Agreement" shall mean the Original Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (ii) all references in the Loan Documents to the "Loan Documents" shall mean the Loan Documents, as amended by this Amendment, as the same shall hereafter be amended from time to time.

2. Conditions Precedent.  The obligations and agreements of  Lenders as set forth in this Amendment are subject to the satisfaction (in the opinion of Administrative Agent), unless waived in writing by the Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the date hereof):

A. Fourth Amendment to Credit Agreement.  This Amendment shall be executed and delivered by Borrower, Administrative Agent and Majority Lenders.

B. Amendment to Term Loan Credit Agreement.  Administrative Agent shall receive a copy of an amendment to the Term Loan Credit Agreement, in form and substance reasonably satisfactory to the Administrative Agent, in full force and effect as of the date hereof, amending the Term Loan Credit Agreement in a manner consistent with the amendments set forth herein.

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C. Fees and Expenses.  The Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys' fees and expenses) incurred by the Administrative Agent in connection with the preparation, negotiation and execution hereof.

D. Representations and Warranties.  All representations and warranties contained herein or otherwise made in writing in connection herewith shall be true and correct in all material respects (except that any representation or warranty that is qualified as to "materiality" or "material adverse effect" shall be true and correct in all respects) with the same force and effect as though such representations and warranties have been made on and as of the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date.

3. Amendments to Original Credit Agreement.  As of the date hereof, the Original Credit Agreement shall be amended as follows:

(a) Section 1.02 of the Original Credit Agreement shall be amended by adding the following definition thereto in appropriate alphabetical order:

“‘ENP Pledged Interests’ means collectively, the ENP Common Units and the ENP GP LLC Member Interests, all rights, titles and interests with respect thereto, and all proceeds thereof.”

(b) The reference to “ENP Interests” in the definition of “ENP Interests Pledge Agreement” in Section 1.02 of the Original Credit Agreement shall be amended to refer instead to the “ENP Pledged Interests”.

(c) The clause “including without limitation the grant of Liens by ENP GP on the ENP General Partner Units pursuant to the ENP Interests Pledge Agreement” at the end of the definition of “Transactions” in Section 1.02 of the Original Credit Agreement shall be deleted.

(d) The references to “ENP Interests” in Section 2.09(e) of the Original Credit Agreement and in the heading of such Section 2.09(e) shall be amended to refer instead to “ENP Pledged Interests”.

(e) The reference to “Liens” in Section 7.16(f)(i) and the first reference to “Liens” in Section 7.16(f)(ii) of the Original Credit Agreement shall be amended to refer instead to “Liens on the ENP Pledged Interests”.

(f) The reference to “ENP Interests” in Section 7.24 of the Original Term Loan Agreement shall be amended to refer instead to “ENP Pledged Interests” and the reference to “and ENP GP’s” in Section 7.24 shall be deleted.

(g) The references to “ENP Interests” in Section 8.11(b) of the Original Credit Agreement shall be amended to refer instead to “ENP Pledged Interests”.

(h) The references to “ENP Interests” in Section 8.14(e) of the Original Credit Agreement shall be amended to refer instead to “ENP Pledged Interests”.

4. Certain Representations.  Borrower represents and warrants that, as of the date hereof:  (a) Borrower has full power and authority to execute this Amendment and this Amendment constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by Borrower thereof.  In addition, Borrower represents that after giving effect to this Amendment all representations and warranties contained in the Original Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date.

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5. No Further Amendments.  Except as previously amended in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

6. Acknowledgments and Agreements.  Borrower acknowledges that on the date hereof all outstanding Indebtedness is payable in accordance with its terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.  Borrower, Administrative Agent, L/C Issuer and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended hereby, and acknowledge and agree that the Original Credit Agreement, as amended hereby, is and remains in full force and effect.  Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as amended hereby, and under the Loan Documents, are not impaired in any respect by this Amendment.  Any breach of any representations, warranties and covenants under this Amendment shall be a Default or an Event of Default, as applicable, under the Original Credit Agreement.

7. Limitation on Agreements.  The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which the Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. This Amendment shall constitute a Loan Document for all purposes.

8. Confirmation of Security.  Borrower hereby confirms and agrees that all of the Mortgages, security agreements and other security instruments which presently secure the Indebtedness shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Indebtedness as described in the Original Credit Agreement as modified by this Amendment.

9. Counterparts.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

10. Incorporation of Certain Provisions by Reference.  The provisions of Section 12.09 of the Original Credit Agreement captioned "Governing Law, Jurisdiction; Consent to Service of Process; Waiver of Jury Trial" are incorporated herein by reference for all purposes.

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11. Concerning the Previously Executed Guaranty Agreements.  Prior to the date of this Amendment, Ariana Energy, LLC, Trust Energy Company, LLC, Vanguard Permian, LLC and VNR Holdings, LLC have executed and delivered Guaranty Agreements (collectively, the “Previously Executed Guaranty Agreements”) to Administrative Agent pursuant to the provisions of the Original Credit Agreement.  Several of the Previously Executed Guaranty Agreements guarantee the payment of the “Obligations” rather than the payment of the “Indebtedness.”  The parties confirm that it is their intent that the previously executed Guaranty Agreements guarantee the “Indebtedness” as that term is defined in the Original Credit Agreement.

12. Entirety, Etc.  This Amendment and all of the other Loan Documents embody the entire agreement between the parties.  THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank.  Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER

VANGUARD NATURAL GAS, LLC

By:          /s/ Richard Robert
Richard Robert
Executive Vice President
and Chief Financial Officer

ARIANA ENERGY, LLC

By: Vanguard Natural Gas, LLC,
       Sole Member

       By:  /s/ Richard Robert
Richard Robert
Executive Vice President
and Chief Financial Officer

TRUST ENERGY COMPANY, LLC

By: Vanguard Natural Gas, LLC,
        Sole Manger

       By: :   /s/ Richard Robert
  Richard Robert
  Executive Vice President
  and Chief Financial Officer

VANGUARD PERMIAN, LLC

By: Vanguard Natural Gas, LLC,
        Sole Member

       By:  /s/ Richard Robert
Richard Robert
Executive Vice President
and Chief Financial Officer

VNR HOLDINGS, LLC

By: Vanguard Natural Gas, LLC,
        Sole Member

       By:  /s/ Richard Robert
Richard Robert
Executive Vice President
and Chief Financial Officer

ADMINISTRATIVE AGENT

CITIBANK, N.A.,
as Administrative Agent

By:     /s/ Ryan Watson
           Ryan Watson
           Vice President

EXISTING LENDER

CITIBANK, N.A.

By:           /s/ Ryan Watson
Ryan Watson
Vice President

LENDER

BNP PARIBAS

By:      /s/ Mei Wan Tong
Name:  Mei Wan Tong
Title:  Director

By:       /s/ John A. Clark
Name:  John A. Clark
Title:  Managing Director

 LENDER

COMERICA BANK

By:
Name:
Title:

LENDER

COMPASS BANK

By:       /s/ Dorothy Marchand
Name:  Dorothy Marchand
Title:    Senior Vice President

LENDER

ROYAL BANK OF CANADA

By:
Name:
Title:

LENDER

THE BANK OF NOVA SCOTIA

By:  /s/Paula Czach
Name:  Paula Czach
Title:    Managing Director

LENDER

WELLS FARGO BANK, N.A.

By:  /s/ Leanne S. Phillips
Name:  Leanne S. Phillips
Title:    Director

LENDER

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:  /s/ Mark Roche
Name:  Mark Roche
Title:  Managing Director

By:  /s/ Michael Willis
Name:  Michael Willis
Title:  Managing Director